SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Schedule Of Depreciation Rates For Property And Equipment
	%
Computers, software and electronic equipment		33
Furniture and office equipment		7
Leasehold improvements		*

*The depreciable life of leasehold improvements is limited by the expected lease term, unless there is a transfer of title or a purchase option for the leased asset reasonably certain of exercise.

Schedule of Computation of Basic and Diluted Losses Per Share
	Year ended December 31,
	2021	2020	2019

Numerator:
Net loss applicable to shareholders of ordinary shares	$(7,246)	$(4,053)	$(1,279)
Interest accrued on convertible preferred shares	-	-	(1,130)
Total loss attributed to ordinary shares	(7,246)	(4,053)	(2,409)

Denominator:
Shares of ordinary share used in computing basic and diluted net loss per share	9,812,234	3,243,943	576,556
Net loss per share of ordinary share, basic and diluted	$(0.74)	$(1.25)	$(4.17)